UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 10, 2011 (May 6, 2011)

THE BRINK’S COMPANY
(Exact name of registrant as specified in its charter)

Virginia	001-09148	54-1317776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1801 Bayberry Court
P. O. Box 18100
Richmond, VA 23226-8100
(Address and zip code of
principal executive offices)

Registrant’s telephone number, including area code: (804) 289-9600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 6, 2011, at the 2011 Annual Meeting of Shareholders (the “2011 Annual Meeting”) of The Brink’s Company (the “Company”), upon recommendation of the Board of Directors of the Company (the “Board”), the shareholders approved the Amended and Restated Key Employees Incentive Plan (as amended and restated, the “KEIP”). The terms and conditions of the KEIP, which will take effect for the 2012 plan year, are described on pages 60 through 63 of the definitive Proxy Statement for the 2011 Annual Meeting that was filed with the Securities and Exchange Commission on March 18, 2011 on Form DEF 14A (the “2011 Proxy Statement”), which description is incorporated by reference herein. The description of the KEIP is qualified in its entirety by reference to the full text of the KEIP, which is attached as Exhibit B to the 2011 Proxy Statement and is filed hereto as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 6, 2011, the Company amended its Amended and Restated Articles of Incorporation (the “Amendment”) with the Virginia State Corporation Commission in order to decrease the permissible size of the Board.  The Amendment is filed as Exhibit 3(i) hereto.

On May 6, 2011, the Board approved an amendment to Article V of the Bylaws of the Company to decrease the number of persons serving on the Board from nine to eight.  The amended and restated Bylaws are filed as Exhibit 3(ii) hereto.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the 2011 Annual Meeting, the Company’s shareholders (i) approved amendments to the Amended and Restated Articles of Incorporation, (ii) elected each of the persons listed below as a director for a term of three years, (iii) approved the Amended and Restated Key Employees Incentive Plan, (iv) approved a non-binding advisory resolution relating to the compensation of the named executive officers, (v) provided a non-binding advisory vote as to the frequency of the non-binding shareholder vote on the compensation of the named executive officers and (vi) approved the selection of KPMG LLP as the Company’s independent registered accounting firm for the fiscal year ending December 31, 2011.

The Company’s shareholders voted as follows:

Proposal 1 – Approval of amendments to the Amended and Restated Articles of Incorporation

For	Against	Abstain	Broker Non-Votes

42,621,818	1,560,897	28,718	0

Proposal 2 – Election of Directors

	For	Withheld	Broker Non-Votes

Marc C. Breslawsky	38,585,966	2,620,012	3,005,455

Michael T. Dan	38,483,530	2,722,448	3,005,455

Proposal 3 – Approval of the Amended and Restated Key Employees Incentive Plan

For	Against	Abstain	Broker Non-Votes

38,283,670	1,165,705	1,756,603	3,005,455

Proposal 4 – Approval of a non-binding advisory resolution relating to the compensation of the named executive officers

For	Against	Abstain	Broker Non-Votes

27,337,163	11,265,658	2,603,157	3,005,455

Proposal 5 – Non-binding advisory vote as to the frequency of the non-binding shareholder vote on the compensation of the named executive officers

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes

33,743,602	45,437	4,814,582	2,602,357	3,005,455

Based on these results, the Board determined to hold the advisory vote on the compensation of the named executive officers annually until the next shareholder vote on the frequency of such advisory votes.

Proposal 6 – Approval of the selection of KPMG LLP as an independent registered public accounting firm to audit the accounts of the Company and its subsidiaries for 2011

For	Against	Abstain	Broker Non-Votes

43,994,014	203,965	13,454	0

Item 9.01.		Financial Statements and Exhibits.

(d)	Exhibits

	3(i)	Articles of Amendment to the Amended and Restated Articles of Incorporation of The Brink’s Company, effective May 6, 2011

	3(ii)	Bylaws of The Brink’s Company, as amended and restated, effective May 6, 2011

	10.1	Amended and Restated Key Employees Incentive Plan, amended and restated as of May 6, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE BRINK’S COMPANY
(Registrant)

Date: May 10, 2011	By:	/s/ Joseph W. Dziedzic
Joseph W. Dziedzic Vice President and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT	DESCRIPTION

3(i)	Articles of Amendment to the Amended and Restated Articles of Incorporation of The Brink’s Company, effective May 6, 2011

3(ii)	Bylaws of The Brink’s Company, as amended and restated, effective May 6, 2011

10.1	Amended and Restated Key Employees Incentive Plan, amended and restated as of May 6, 2011